UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 3, 2010

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 3, 2010, Tenet Healthcare Corporation (the “Company”) issued a press release announcing that it had commenced a private offering of senior notes due 2020. Also on August 3, 2010, the Company issued a press release announcing the pricing of its private offering of $600 million aggregate principal amount of senior notes due 2020. Copies of the two press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press release issued on August 3, 2010 announcing the commencement of a private offering of senior notes due 2020

99.2	Press release issued on August 3, 2010 announcing the pricing of a private offering of $600 million aggregate principal amount of senior notes due 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/S/ BIGGS C. PORTER
Biggs C. Porter
Chief Financial Officer

Date: August 3, 2010

EXHIBIT INDEX

99.1	Press release issued on August 3, 2010 announcing the commencement of a private offering of senior notes due 2020

99.2	Press release issued on August 3, 2010 announcing the pricing of a private offering of $600 million aggregate principal amount of senior notes due 2020